UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 1, 2005

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      375 North Front Street, Suite 300, Columbus, Ohio              43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.     Other Events
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          As of February 28, 2005, preliminary assets under management totaled $597.2 million. Following is a summary of assets under management as of February 28, 2005 (in millions):

				Equity	Fixed Income	   Total
Individually Managed Accounts	$164.3	      $107.5      $271.8
Mutual Funds			 225.9	        64.2       290.1
Alternative Investments		  35.3	         0.0        35.3
                                ------        ------      ------
Total				 425.5	       171.7       597.2


                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: March 1, 2005  	                     By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                             Officer and Secretary